UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2011

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of the Company's shareholders was held at the company's Bloomfield headquarters on April 27, 2011.  Of the 26,090,481 shares outstanding and entitled to vote at the meeting, 24,511,209 shares were represented in person or by proxy, constituting a quorum. Following are the final results for each of the proposals voted upon at the meeting.

1.           Proposal No. 1 - Election of Directors

The Board of Directors has previously authorized nine directors divided into three classes. At this meeting, three individuals were elected as Class 3 directors, by the vote set forth below, each to serve for a term of three years. Each director serves until his or her successor has been elected and qualified.

Nominee	For	Vote Withheld	Broker Non-vote
Brian E. Barents	21,903,686	796,293	1,811,230
George E. Minnich	22,613,298	86,681	1,811,230
Thomas W. Rabaut	21,993,184	706,795	1,811,230

The Class 1 and 2 Directors whose terms continue after the meeting are E. Reeves Callaway III, Karen M. Garrison, A. William Higgins, Neal J. Keating, Eileen S. Kraus, and Richard J. Swift.

Mr. Edwin A. Huston, a director since 2002, did not stand for re-election, having reached mandatory retirement age in accordance with the company’s Bylaws. Effective April 27, 2011, the Board has appointed Mr. Huston as a Director Emeritus.

2.           Proposal No. 2 - Approval of Advisory Vote on Executive Compensation

A non-binding advisory vote to approve the compensation paid to the company’s named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-vote
17,704,576	971,039	4,024,364	1,811,230

3.	Proposal No. 3 – Advisory Vote on the Frequency of the Executive Compensation Advisory Vote

The results of the non-binding advisory vote on the frequency of the executive compensation advisory vote were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-vote
17,086,322	37,509	1,475,884	4,100,264	1,811,230

The vote results show that a majority of the votes cast are in favor of conducting the advisory vote on executive compensation on an annual basis. In light of this vote, and consistent with the Company’s recommendation as described in its 2011 proxy statement, the Company’s Board of Directors has determined to implement an annual advisory vote on compensation for the named executive officers, until the next advisory vote on frequency is held (which must be conducted at least every 6 years).

4.           Ratification of KPMG LLP Appointment

A proposal to ratify the appointment of KPMG LLP as the company's auditors for the year was approved by the following vote:

For	Against	Abstain	Broker Non-vote
24,135,086	355,427	20,696	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Candace A. Clark
Candace A. Clark
Senior Vice President, Chief Legal Officer and Secretary

Date: April 27, 2011